Reporting Entity	12 Months Ended
Dec. 31, 2025
Corporate information and statement of IFRS compliance [abstract]
Reporting entity
1.	Reporting entity

Seabridge Gold Inc. is comprised of Seabridge Gold Inc. (“Seabridge” or the “Company”) and its subsidiaries, KSM Mining ULC, Seabridge Gold (NWT) Inc., Seabridge Gold (Yukon) Inc., Seabridge Gold Corp., SnipGold Corp., and Snowstorm Exploration (LLC), and is a Company engaged in acquiring, exploring, and advancing mineral properties, with an emphasis on gold resources, located in Canada and the United States of America. The Company was incorporated under the laws of British Columbia, Canada on September 14, 1979 and continued under the laws of Canada on October 31, 2002. Its common shares are listed on the Toronto Stock Exchange trading under the symbol “SEA” and on the New York Stock Exchange under the symbol “SA”. The Company is domiciled in Canada and the address of its registered office is 10th Floor, 595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5 and the address of its corporate office is 106 Front Street East, 4th Floor, Toronto, Ontario, Canada M5A 1E1.

In December 2025, the Company announced a plan to spin out its 100%-owned Courageous Lake Gold Project, located in the Northwest Territories of Canada and held through its wholly owned subsidiary, Seabridge Gold (NWT) Inc., into a separate publicly listed company, Valor Gold Corp., with shares to be distributed pro-rata to the Company’s shareholders. The Board has approved the transaction, and the transaction is expected to be completed within twelve months of the balance sheet date, subject to customary shareholder, court and regulatory approvals. As a result of this planned transaction, the assets associated with the Courageous Lake Project have been classified as Held for Distribution in accordance with IFRS 5, Non-current Assets Held for Sale and Discontinued Operations (Note 7).